------------------------------------------------------------------------------
CLOSED END
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                               [GRAPHIC OMITTED]

The Spain Fund

Semi-Annual Report
May 31, 2001

                                          Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
July 6, 2001

Dear Shareholder:

This report provides investment results and market commentary for The Spain Fund (the "Fund") for the semi-annual reporting period ended May 31, 2001.

Investment Objective and Policies

This closed-end fund seeks long-term capital appreciation through investment primarily in the equity securities of Spanish companies.

Investment Results

The following table provides performance for the Fund and its benchmark, the Madrid General Index, for the three-, six- and 12-month periods ended May 31, 2001.

INVESTMENT RESULTS*
Periods Ended May 31, 2001

                                            ----------------------------------
                                                        Total Returns
                                            ----------------------------------
                                               3             6           12
                                             Months        Months       Months
------------------------------------------------------------------------------
The Spain Fund                               -9.86%        -4.35%      -23.60%
------------------------------------------------------------------------------
Madrid General Index                         -6.74%         1.18%      -13.69%
------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) as of May 31, 2001. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Madrid General Index is comprised of 115 stocks and represents slightly more than 90% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Spain Fund.

      Additional investment results appear on pages 4-6.

The Fund underperformed its benchmark for the three-, six- and 12-month periods ended May 31, 2001. This underperformance was a result of the Fund's overweight position in utilities and financial services stocks.

Market Review

Spanish equity prices have suffered during the period under review from a continuation of the downward revisions in growth estimates for the European economy. Consensus forecasts now predict that gross domestic product (GDP) growth for Spain will be around 2.5% for 2001. Although this expectation is well above the anticipated European average, it marks a fairly substantial downward revision from average forecasts of more than 3% that most observers anticipated at the beginning of this year. In the face of this slowing growth profile, the European Central Bank (ECB) has reduced interest rates to 4.5%, which, although meaningfully below the rate prevailing at the end of year 2000, is unlikely to stimulate growth in the near-term.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market sentiment has also been negatively impacted by a further deterioration in the outlook for Latin America. Over the past 10 years, the top 10 corporations in Spain have committed more than $100 billion of investments to the Latin American region. As a result, many companies now derive a substantial portion of their sales and earnings from Latin America. In this context, any further deterioration in the outlook for growth in this region could have a detrimental impact on the Spanish companies' growth prospects this year. However, we do consider that recent stabilization measures in the region should prevent any significant deterioration in the near-term, and that the region still offers positive long term opportunities for the Spanish corporate sector.

Despite this general downward revision of growth estimates, the inflation rate in Spain remains stubbornly high. Year-on-year inflation currently stands at 4%, which is well above the European averages. Although much of the rise in prices is a result of higher energy and food costs, the underlying rate of inflation excluding these two components still stands at 3.4% year-on-year. Sentiment has also been hit by an upsurge in industrial unrest with the imminent prospect of further strike action by Iberia Airline pilots potentially impairing the tourist income upon which Spain relies so heavily.

Economic Outlook

The financial position of the country, however, remains very positive. The national budget is likely to be in surplus this year and the percentage of debt to GDP should fall to below 60% during 2001.

With the continuing process of reliquification of the global economy through further interest rate cuts and the hopeful restructuring measures likely to be taken in Japan, we believe that growth expectation should begin to rise in the fourth quarter of 2001. At the current level of stock market valuations, we believe there is little expectation of a resurgence in growth built into stock market prices. Evidence of this can be seen in the dramatic decrease in inflows into equity mutual funds seen over the course of this year and the decline in stock market trading volumes.

Portfolio Strategy

As a result of expectations for better news for growth later this year, the Fund remains fully invested, although somewhat more defensive in posture. We currently maintain an underweight position in the telecommunications and technology sectors while trying to focus on companies with strong balance sheets and relatively good growth prospects.


--------------------------------------------------------------------------------
2 o THE SPAIN FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------
[PHOTO    Dave H.
OMITTED]  Williams

[PHOTO    Mark H.
OMITTED]  Breedon

Portfolio Manager, Mark H. Breedon, has over 24 years of investment experience.

Thank you for your continued interest and investment in The Spain Fund. We look forward to reporting to you on market activity and the Fund's investment results in the future.

Sincerely,


/s/ Dave H. Williams

Dave H. Williams
Chairman and President


/s/ Mark H. Breedon

Mark H. Breedon
Vice President


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
5/31/91 TO 5/31/01

Madrid General Index: $22,856
The Spain Fund (NAV): $21,578

[The following table was depicted as a mountain chart in the printed material.]

                         The Spain Fund                   Madrid General Index
-------------------------------------------------------------------------------
     5/31/91                 $10,000                             $10,000
     5/31/92                 $10,458                             $ 9,842
     5/31/93                 $ 7,830                             $ 8,085
     5/31/94                 $ 9,501                             $ 9,866
     5/31/95                 $ 9,501                             $10,236
     5/31/96                 $10,864                             $12,381
     5/31/97                 $15,320                             $17,332
     5/31/98                 $25,378                             $27,003
     5/31/99                 $25,820                             $26,655
     5/31/00                 $28,243                             $26,482
     5/31/01                 $21,578                             $22,856

This chart illustrates the total value of an assumed $10,000 investment in The Spain Fund at net asset value (NAV) (from 5/31/91 to 5/31/01) as compared to the performance of an appropriate index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Madrid General Index comprises 115 stocks and represents slightly more than 90% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index's returns are expressed in U.S. dollars.

When comparing The Spain Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
4 o THE SPAIN FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

THE SPAIN FUND (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 5/31

                              [BAR CHART OMITTED]

                 The Spain Fund (NAV)--Yearly Periods Ended 5/31
--------------------------------------------------------------------------------
                                The Spain                   Madrid
                                Fund (NAV)               General Index
--------------------------------------------------------------------------------
5/31/92                             4.58%                    -1.58%
5/31/93                           -25.13%                   -17.85%
5/31/94                            21.34%                    22.03%
5/31/95                             0.00%                     3.75%
5/31/96                            14.35%                    20.95%
5/31/97                            41.01%                    39.99%
5/31/98                            65.65%                    55.80%
5/31/99                             1.74%                    -1.29%
5/31/00                             9.38%                    -0.65%
5/31/01                           -23.60%                   -13.69%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the Fund's net asset value
(NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Madrid General Index is comprised of 115 stocks and represents slightly more than 90% of total market capitalization (excluding foreign stocks). The index is dominated by banks, utilities and communications companies, which together account for 70% of the index capitalization. The index reflects no fees or expenses. The index's returns are expressed in U.S. dollars.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Spain Fund.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
May 31, 2001 (unaudited)

INCEPTION DATE           PORTFOLIO STATISTICS
6/28/88                  Net Assets ($mil): $78.7

SECTOR BREAKDOWN
29.1% Utilities
25.4% Financial Services
24.1% Consumer Services
 8.0% Energy                            [PIE CHART OMITTED]
 4.2% Technology
 3.6% Health Care
 3.1% Multi-Industry
 1.3% Capital Goods
 0.9% Basic Industries

 0.3% Short-Term

All data as of May 31, 2001. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o THE SPAIN FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
May 31, 2001 (unaudited)

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA               $11,599,950            14.7%
--------------------------------------------------------------------------------
Telefonica, SA                                     10,225,060            13.0
--------------------------------------------------------------------------------
Banco Santander Central Hispano, SA                 8,301,535            10.5
-----------------------------------------------------------------------------
Repsol-YPF, SA                                      6,233,286             7.9
--------------------------------------------------------------------------------
Aldeasa, SA                                         3,660,819             4.7
--------------------------------------------------------------------------------
Telefonica Moviles, SA                              3,348,774             4.3
--------------------------------------------------------------------------------
Sogecable, SA                                       3,145,082             4.0
--------------------------------------------------------------------------------
Industria de Diseno Textil, SA (Inditex)            3,013,704             3.8
--------------------------------------------------------------------------------
Gas Natural SDG, SA                                 2,845,925             3.6
--------------------------------------------------------------------------------
Zeltia, SA                                          2,827,642             3.6
--------------------------------------------------------------------------------
                                                  $55,201,777            70.1%


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
May 31, 2001 (unaudited)

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-99.1%

Utilities-29.0%
Electric & Gas-14.3%
Endesa, SA .........................................     125,000     $ 2,035,902
Gas Natural SDG, SA ................................     183,000       2,845,925
Iberdrola, SA ......................................     200,000       2,587,689
Red Electrica de Espana ............................     200,000       1,667,622
Union Fenosa, SA ...................................     116,000       2,069,813
                                                                     -----------
                                                                      11,206,951
                                                                     -----------
Telephone-14.7%
Jazztel Plc. (ADR)(a) ..............................     192,200       1,345,400
Telefonica, SA(a) ..................................     696,106      10,225,060
                                                                     -----------
                                                                      11,570,460
                                                                     -----------
                                                                      22,777,411
                                                                     -----------
Financial Services-25.2%
Banking-25.2%
Banco Bilbao Vizcaya Argentaria, SA(b) .............     852,000      11,599,950
Banco Santander Central Hispano, SA ................     872,600       8,301,535
                                                                     -----------
                                                                      19,901,485
                                                                     -----------
Consumer Services-24.0%
Airlines-1.0%
Iberia Lineas Aereas de Espana, SA .................     840,336         824,331
                                                                     -----------

Apparel-3.8%
Industria de Diseno Textil, SA (Inditex)(a)  .......     194,211       3,013,704
                                                                     -----------

Broadcasting & Cable-4.9%
Promotora de Informaciones (Prisa), SA(a) ..........      62,000         695,226
Sogecable, SA(a) ...................................     151,000       3,145,082
                                                                     -----------
                                                                       3,840,308
                                                                     -----------
Cellular Communications-4.3%
Telefonica Moviles, SA(a) ..........................     450,000       3,348,774
                                                                     -----------

Printing & Publishing-5.3%
Recoletos Compania Editorial, SA ...................     163,980         929,087
Telefonica Publicidad e Informacion, SA ............     305,000       1,410,840
Unidad Editorial, SA
   Series A(a)(c) ..................................     687,039       1,815,608
                                                                     -----------
                                                                       4,155,535
                                                                     -----------
Retail-4.7%
Aldeasa, SA ........................................     180,000       3,660,819
                                                                     -----------
                                                                      18,843,471
                                                                     -----------


--------------------------------------------------------------------------------
8 o THE SPAIN FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)    U.S. $ Value
--------------------------------------------------------------------------------

Energy-7.9%
Oil-7.9%
Repsol-YPF, SA .....................................     350,000     $ 6,233,286
                                                                     -----------

Technology-4.2%
Computer Services-2.5%
Indra Sistemas, SA .................................     206,000       1,978,956
                                                                     -----------

Internet-1.7%
Terra Networks, SA(a) ..............................     172,000       1,330,884
                                                                     -----------
                                                                       3,309,840
                                                                     -----------
Healthcare-3.6%
Medical Products-3.6%
Zeltia, SA ...................................           267,500       2,827,642
                                                                     -----------

Multi-Industry-3.1%
Multi-Industry-3.1%
Corporacion Financiera Alba, SA ..............           110,032       2,449,038
                                                                     -----------

Capital Goods-1.2%
Machinery-1.2%
Azkoyen, SA ..................................           140,000         970,806
                                                                     -----------

Basic Industries-0.9%
Mining & Metals-0.9%
Acerinox, SA .................................            22,500         704,004
                                                                     -----------

Total Common Stocks
   (cost $76,167,012) ........................                        78,016,983
                                                                     -----------

SHORT-TERM INVESTMENT-0.3%
Time Deposit-0.3%
Societe Generale
   4.19%, 6/01/01
   (cost $200,000) ...........................              $200         200,000
                                                                     -----------

Total Investments-99.4%
   (cost $76,367,012) ........................                        78,216,983
Other assets less liabilities-0.6% .........                             499,443
                                                                     -----------

Net Assets-100% ............................                         $78,716,426
                                                                     ===========

See footnote summary on page 10.


--------------------------------------------------------------------------------
                                                              THE SPAIN FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a)   Non-income producing security.
(b)   Security represents investment in an affiliate.
(c)   Restricted and illiquid security, valued at fair value. (see Notes A & E)
      Glossary:
      ADR - American Depositary Receipt
      See notes to financial statements.


--------------------------------------------------------------------------------
10 o THE SPAIN FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
May 31, 2001 (unaudited)

Assets
Investments in securities, at value (cost $76,367,012) .......     $ 78,216,983
Cash .........................................................           60,220
Foreign cash, at value (cost $1,085,103) .....................        1,058,978
Receivable for investment securities sold ....................          200,023
Interest and foreign taxes receivable ........................           50,127
                                                                   ------------
Total assets .................................................       79,586,331
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................          200,000
Management fee payable .......................................           81,912
Accrued expenses .............................................          587,993
                                                                   ------------
Total liabilities ............................................          869,905
                                                                   ------------
Net Assets ...................................................     $ 78,716,426
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $     85,606
Additional paid-in capital ...................................       79,292,657
Distributions in excess of net investment income .............       (2,480,325)
Accumulated net realized loss on investments
  and foreign currency transactions ..........................             (761)
Net unrealized appreciation of investments
  and foreign currency denominated
  assets and liabilities .....................................        1,819,249
                                                                   ------------
                                                                   $ 78,716,426
                                                                   ============
Net Asset Value Per Share
  (based on 8,560,621 shares outstanding) ....................            $9.20
                                                                          =====
See notes to financial statements.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2001 (unaudited)

Investment Income
Dividends--unaffiliated issuers (net of
   foreign taxes withheld of $81,172) ...........   $    455,790
Dividends--affiliated issuer (net of
   foreign taxes withheld of $20,458) ...........        115,929
Interest ........................................         41,503    $   613,222
                                                    ------------
Expenses
Management fee ..................................        463,794
Custodian .......................................        127,925
Audit and legal .................................        105,408
Printing ........................................         76,020
Directors' fees and expenses ....................         75,485
Transfer agency .................................         46,060
Registration ....................................         13,344
Miscellaneous ...................................         11,126
                                                    ------------
Total expenses ..................................                       919,162
                                                                    -----------
Net investment loss .............................                      (305,940)
                                                                    -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
  transactions--unaffiliated issuers ............                    (2,296,844)
Net realized gain on investment
  transactions--affiliated issuer ...............                     1,552,060
Net realized gain on foreign currency
  transactions ..................................                       375,186
Net change in unrealized
  appreciation/depreciation of:
  Investments ...................................                    (2,816,189)
  Foreign currency denominated assets
    and liabilities .............................                      (130,658)
                                                                    -----------
Net loss on investments and foreign
  currency transactions .........................                    (3,316,445)
                                                                    -----------
Net Decrease in Net Assets from
  Operations ....................................                   $(3,622,385)
                                                                    ===========

See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE SPAIN FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months
                                                     Ended         Year Ended
                                                 May 31, 2001     November 30,
                                                  (unaudited)          2000
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $    (305,940)   $  (1,100,000)
Net realized gain (loss) on investments
  and foreign currency transactions ..........        (369,598)      15,026,390
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities .........      (2,946,847)     (30,034,013)
                                                 -------------    -------------
Net decrease in net assets from
   operations ................................      (3,622,385)     (16,107,623)
Dividends and Distributions to
Shareholders from:
Distributions in excess of net investment
  income .....................................      (2,174,385)              -0-
Net realized gain on investments and
  foreign currency transactions ..............      (3,693,892)     (36,493,259)
                                                 -------------    -------------
Total decrease ...............................      (9,490,662)     (52,600,882)
Net Assets
Beginning of period ..........................      88,207,088      140,807,970
                                                 -------------    -------------
End of period ................................   $  78,716,426    $  88,207,088
                                                 =============    =============
See notes to financial statements.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

NOTE A

Significant Accounting Policies

The Spain Fund, Inc. (the "Fund") was incorporated in the state of Maryland on June 30, 1987 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in Euro are translated into U.S. dollars at the mean of the quoted bid and asked price of the Euro against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued. Net realized gains and losses on foreign currency transactions represent net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


--------------------------------------------------------------------------------
14 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

The exchange rate for the Euro at May 31, 2001 was 1.18 EUR to U.S. $1.00.

3. Taxes

It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Spanish tax rates.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized gains and losses from security and currency transactions are calculated on the identified cost basis.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment; temporary differences, do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the average weekly net assets up to $50 million, 1.00% of the Fund's average weekly net assets on the next $50 million, and .90% of the Fund's average weekly net assets over $100 million.

The Fund and the Investment Manager have entered into a Sub-Advisory Agreement with Privanza Banco Personal, S.A. (the "Sub-Adviser"). Under this agreement the Sub-Adviser receives a fee at the annual rate of .25 of 1% of the Fund's average weekly net assets. All amounts paid to the Sub-Adviser are payable by the Investment Manager from its fee. An officer of the Fund is a director of the Sub-Adviser.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. ("AGIS"), an affiliate of the Investment Manager, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AGIS $1,474 during the six months ended May 31, 2001.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2001 amounted to $86,448, none of which was paid to Banco Bilbao Vizcaya Argentaria.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Banco Bilbao Vizcaya Argentaria, an affiliate of the Sub-Adviser, serves as subcustodian of the Fund. Fees paid to the subcustodian are payable by the custodian from its fee. For the six months ended May 31, 2001, the Fund earned $42,314 of interest income on cash balances maintained at the subcustodian.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $17,145,200 and $19,154,789, respectively, for the six months ended May 31, 2001. There were no purchases or sales of U.S. government or government agency obligations for the six months ended May 31, 2001.

At May 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $14,854,647 and gross unrealized depreciation of investments was $13,004,676 resulting in net unrealized appreciation of $1,849,971 (excluding foreign currency transactions).

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value approximately equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At May 31, 2001, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE D

Capital Stock

There are 100,000,000 shares of $.01 par value common stock authorized. At May 31, 2001, 8,560,621 shares were outstanding.


--------------------------------------------------------------------------------
16 o THE SPAIN FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE E

Restricted Security

                                          Date Acquired                Cost
                                          --------------------------------------
Unidad Editorial, SA Series A............     9/30/92                $871,944

The security shown above is restricted as to sale and has been valued at fair value in accordance with the policy described in Note A.

The value of this security at May 31, 2001 was $1,815,608 representing 2.3% of net assets.

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

Investment in the Fund's shares requires consideration of certain factors that are not typically associated with investments in U.S. equity securities such as currency fluctuations, potential price volatility, lower liquidity and concentration of the Spanish equities market and limitations on the concentration of investment in the equity of securities of companies in certain industry sectors. The possibility of political and economic instability of government supervision and regulation of the market may further affect the Fund's investments.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 17

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                Six Months
                                    Ended
                                    May 31,                            Year Ended November 30,
                                      2001      ---------------------------------------------------------------------
                                (unaudited)         2000          1999            1998            1997          1996
                               --------------------------------------------------------------------------------------
Net asset value,
  beginning of period ......  $   10.30        $   16.45     $   22.16       $   18.34       $   13.41     $   10.47
                              --------------------------------------------------------------------------------------
Income From
  Investment Operations
Net investment income (loss) .     (.03)            (.13)         (.06)(a)         .04(a)          .06           .11
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ............        (.39)           (1.76)          .44            7.41            5.03          2.86
                             --------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..............        (.42)           (1.89)          .38            7.45            5.09          2.97
                             --------------------------------------------------------------------------------------
Realized gain due to
  repurchase program ......          -0-              -0-          .19             .24              -0-           -0-
                               --------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........      -0-              -0-           -0-           (.45)           (.16)         (.03)
Distributions in excess of net
  investment income .............  (.25)              -0-           -0-          (1.47)             -0-           -0-
Distributions from net realized
  gain on investments
  and foreign currency
  transactions ................... (.43)           (4.26)        (6.28)          (1.95)             -0-           -0-
                             --------------------------------------------------------------------------------------
Total dividends and distributions .(.68)           (4.26)        (6.28)          (3.87)           (.16)         (.03)
                             --------------------------------------------------------------------------------------
Net asset value, end of period .$    9.20        $   10.30     $   16.45       $   22.16       $   18.34     $   13.41
                               ======================================================================================
Market value, end of period .. $    9.95        $   9.625     $   14.50       $  18.875       $  15.875     $   10.75
                               ======================================================================================
Total Return
Total investment return
  based on(b):
  Market value ............       11.54%          (12.72)%        8.53%          50.44%          49.59%        25.03%
  Net asset value .........       (4.35)%         (17.67)%        4.87%          52.88%          38.54%        28.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .........  $  78,716        $  88,207     $ 140,808       $ 203,647       $ 183,857     $ 134,508
Ratio of expenses to average
  net assets ...........         2.09%(c)         1.96%         1.84%           1.44%           1.55%         1.73%
Ratio of net investment
  income (loss) to average
  net assets ..............       (0.70)%(c)        (.88)%        (.32)%           .16%            .38%          .93%
Portfolio turnover rate ...          41%              29%           45%             47%             45%           44%

See footnote summary on page 19.


--------------------------------------------------------------------------------
18 o THE SPAIN FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years. Total investment return calculated for a period of less than one year is not annualized.

(c)   Annualized.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 19

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the market, for example, the technology sector.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
20 o THE SPAIN FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 21

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

Dave H. Williams, Chairman and President
Luis J. Bastida
Angel Corcostegui(1)
H.R.H. Pilar de Borbon y Borbon(1)
Inmaculada de Habsburgo-Lorena(1)
Enrique L. Fevre
Ignacio Gomez-Acebo(1)
Francisco Gomez Roldan(1)
Juan Manuel Sainz de Vicuna(1)
Dr. Reba W. Williams
Carlos Delclaux Zulueta

Officers

Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Cristina Fernandez-Alepuz, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

(1)   Member of the Audit Committee

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

      This report, including the financial statements therein is transmitted to the shareholders of The Spain Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


--------------------------------------------------------------------------------
22 o THE SPAIN FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds
All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                             THE SPAIN FUND o 23

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation SpainFd. The daily net asset value of the Fund's shares are available from the Fund's Transfer Agent by calling (800) 219-4218. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services and Morningstar, Inc. The Fund's NYSE trading symbol is "SNF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed End Funds".

Dividend Reinvestment and Cash Purchase Plan

A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


--------------------------------------------------------------------------------
24 o THE SPAIN FUND

The Spain Fund
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

SPNSR501